Exhibit 99.1

Welcome to the Virtual Annual Meeting of Shareholders Thursday, May 27, 2021 at 1:00 p.m. Pacific Daylight Time (PDT) 1

Virtual Annual Meeting of Shareholders DRAFT 05/18/20 3:30 PM Agenda 1. Call to Order and Opening Remarks 2. New Business / Proposals a. To elect 11 members of the Board of Directors, each for a term of one year; b. To approve an advisory proposal on the Company’s 2020 executive compensation; c. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021 3. Voting on Proposals 4. Closing of the Formal Meeting / Begin Presentation

Virtual Annual Meeting of Shareholders Presentation May 27, 2021 3

4 Forward Looking Statement Disclaimer Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp, the holding company (the “Company”) for Heritage Bank of Commerce (the “Bank”), possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to risks and uncertainties. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances.

5 Heritage Commerce Corp Snapshot Headquartered in San Jose, California (1) Tangible Common Equity (2) Tax Equivalent Yield At or for the Quarter Ended March 31, 2021 n Total Assets 5.0$ billion n Total Loans 2.7$ billion n Total Deposits 4.3$ billion n Total Shareholders' Equity 581.7$ million n TCE (1) /Tangible Assets 8.26% n Total Capital Ratio 16.5% n Loan to Deposit Ratio 63.21% n Net Interest Margin(TEY) (2) 3.22% n Diluted Earnings Per Share 0.19$ per share n Quarterly Cash Dividend 0.13$ per share

6 Heritage Commerce Corp Strategy Build a significant, well diversified, community business bank in Northern California (primarily the San Francisco Bay Area) ▪ Provide a diversified mix of lending and deposit products oriented to small and medium sized business and professional organizations, non - profits, and community groups and their employees ▪ Deliver products and services through full - service branch offices located in key communities throughout the footprint ▪ Build the franchise through: ▪ Organic growth ▪ New loan team de novo office locations ▪ Mergers & Acquisitions 17 Branches

7 Heritage Commerce Corp Profile History: ▪ Heritage Bank of Commerce, a community business bank founded in 1994 headquartered in San Jose, California ▪ Heritage Commerce Corp, a California corporation organized in 1997, the holding company for Heritage Bank of Commerce Relationship Banking: ▪ Offers a full range of banking services to small and medium sized businesses, professional organizations, non - profits, and community groups and their employees using a “Consultative” relationship banking approach Core Clientele: ▪ Small to medium sized closely held businesses (and their principals and key employees) ▪ Professional organizations ▪ High net worth individuals ▪ Non - profits ▪ Community groups Specialty Expertise: ▪ Small Business Administration (“SBA”) Lending and loan sales ▪ Dental Lending ▪ Corporate Finance/Asset - Based Lending ▪ Factoring ▪ Construction Lending ▪ Cash Management ▪ Non - profit organizations, education, and churches ▪ Homeowner Association Services (“HOA”)

8 Heritage Commerce Corp Recent Highlights ▪ Acquired Bay View Funding in 4Q14 ▪ Acquired Focus Business Bank in 3Q15 ▪ Acquired Tri - Valley Bank in 2Q18 ▪ Acquired United American Bank in 2Q18 ▪ Acquired Presidio Bank in 4Q19 (the largest acquisition in our history) ▪ Adopted the Current Expected Credit Loss (“CECL”) methodology on January 1, 2020 ▪ Presidio systems and integration successfully completed in 1Q20 ▪ Funded $334.4 million in Round 1 and $174.2 million in Round 2 of SBA Paycheck Protection Program (“PPP”) loans, which totaled $349.7 million at the end of 1Q21, after accounting for loan payoffs and SBA loan forgiveness ▪ Finalized move to new San Jose headquarters in 3Q20 ▪ Developing post - pandemic reopening process

Market Share

HERITAGE COMMERCE CORP

- **The Bank ranks second amongst independent community banks headquartered in the San Francisco Bay Area[(1)]**
  - Largest independent community bank headquartered in Santa Clara County

2020 Rank	Bank	Branch Count	Deposits in Bay Area[(1)] ($000)
Top Regional Banks:			
1	Fremont Bank	22	4,503,094
2	**Heritage Bank of Commerce** [(2)]	**17**	**3,876,885**
3	Mechanics Bank	28	3,557,738
4	Bank of Marin	15	2,187,590
5	Sterling Bank and Trust, FSB	20	1,906,851
6	California Bank of Commerce	2	1,389,789
7	Avidbank	2	1,262,008
8	United Business Bank	8	795,493
9	Bank of the Orient	7	732,686
10	Bank of San Francisco	1	523,283
Top National Franchises:			
1	Bank of America, NA	192	218,611,077
2	Wells Fargo Bank, NA	225	126,296,868
3	Silicon Valley Bank	4	69,086,755
4	First Republic Bank	37	51,238,235
5	JPMorgan Chase Bank, NA	206	50,318,144
6	Bank of the West	77	29,477,878
7	Citibank, NA	93	26,032,000
Totals for Market:[(1)]			
		1,375	690,469,165

(1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2020.

(2) 17 branches included two branches in San Mateo with one closed during the third quarter of 2020. Does not include the Hollister Branch which is located in San Benito County. The Hollister Branch had $43,852 of deposits at June 30, 2020.

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10 Current Balance Sheet Highlights ( in $000’s ) % Change % Change 3/31/21 12/31/20 3/31/20 from 12/31/20 from 3/31/20 n Total Assets 5,001,390$ 4,634,114$ 4,078,162$ 8% 23% n Total Loans 2,704,707$ 2,619,261$ 2,553,911$ 3% 6% n Core Deposits (1) 4,147,931$ 3,786,829$ 3,255,044$ 10% 27% n Total Deposits 4,279,102$ 3,914,486$ 3,366,639$ 9% 27% n Equity / Total Assets 11.63% 12.47% 14.01% -7% -17% n TCE (2) / Tangible Assets 8.26% 8.85% 9.88% -7% -16% n Total Capital Ratio 16.5% 16.5% 14.8% 0% 11% For the Periods Ended: (1) Excludes time deposits $250 and over and all CDARs (2) Tangible Common Equity

11 Operating Performance (Dollars in thousands, except per share amounts) (1) Earnings Per Share (2) Return on Average Tangible Assets (3) Return on Average Tangible Equity % Change % Change 1Q 2021 4Q 2020 1Q 2020 from 4Q 2020 from 1Q 2020 2020 2019 % Change Net Interest Income $34,958 $34,205 $38,580 2% -9% $141,890 $131,812 8% Provision (Recapture) for Credit Losses on Loans (1,512) (1,348) 13,270 -12% -111% 13,233 846 1464% Net Interest Income after Provision for Credit Losses on Loans 36,470 35,553 25,310 3% 44% 128,657 130,966 -2% Noninterest Income 2,301 2,056 3,193 12% -28% 9,922 10,244 -3% Noninterest Expense 23,244 21,557 25,774 8% -10% 89,511 84,898 5% Income Before Income Taxes 15,527 16,052 2,729 -3% 469% 49,068 56,312 -13% Income Tax Expense 4,323 4,429 868 -2% 398% 13,769 15,851 -13% Net Income $11,204 $11,623 $1,861 -4% 502% $35,299 $40,461 -13% Diluted EPS (1) 0.19$ 0.19$ 0.03$ 0% 533% 0.59$ 0.84$ -30% ROATA (2) 0.99% 1.02% 0.19% -3% 421% 0.83% 1.25% -34% ROATE (3) 11.50% 11.75% 1.91% -2% 502% 9.04% 13.09% -31% Efficiency Ratio 62.38% 59.45% 61.70% 5% 1% 58.96% 59.76% -1% Full Year

▪ Small to medium size business customer relationship focus in vibrant economic geography ▪ Competitive loan and deposit/cash management products catering to businesses ▪ Diversified specialty business units ▪ Highly experienced management team throughout the company ▪ Solid capital and liquidity management • 16.5% total capital ratio under the Basel III regulatory requirements at 3/31/21 • 63.21% loan to deposit ratio at 3/31/21 • Quarterly common dividend at $ 0.13 per share in the first quarter of 2021 and all of 2020 ▪ Excellent locations and markets with solid market share among community banks • 17 branch locations • HBC ranks second in deposit market share amongst independent community banks (1) • San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2020. Positioned for Continued Growth in the San Francisco Bay Area 12

For more information contact: Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408 - 494 - 4542 13